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                                   EXHIBIT 23

                       Consent of Deloitte & Touche LLP
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            CONSENT OF DELOITTE & TOUCHE LLP INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this Registration Statement of GoodMark Foods, Inc. on Form S-8 of our reports dated July 7, 1995 appearing in and incorporated by reference in the Annual Report on Form 10-K of GoodMark Foods, Inc. for the year ended May 28, 1995.




                                        /s/ Deloitte & Touche LLP
                                        -------------------------
                                        DELOITTE & TOUCHE LLP


Raleigh, North Carolina
December 4, 1995